SUCAMPO PHARMACEUTICALS, INC.

Corporate Update

James J. Egan, Chief Operating Officer
Cary J. Claiborne, Chief Financial Officer
April 11, 2012

Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the US and internationally and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's Form 10-K for the year ended Dec. 31, 2011, which the Company incorporates by reference

SUCAMPO PHARMACEUTICALS, INC.

Sucampo Snapshot

- Two approved drugs from proprietary ion channel activator technology
  - **AMITIZA® (lubiprostone)**
    - FDA approved for CIC in adult men/women and IBS-C in adult women aged 18+; sNDA for treatment of OBD to be filed mid-year 2012
    - Marketed in US by Takeda: 2011 royalty $41.5M on net sales of $226.4M
    - Limited marketing in Switzerland; CIC filed in UK
    - Partnered with Abbott in Japan; NDA approval expected 2012
    - Patent coverage through 2022
  - **RESCULA® (unoprostone isopropyl)** (un-partnered)
    - sNDA filed with FDA to update label; MAAs to be filed in 2012
- Deep pipeline includes prostones and in-licensed candidates
- Cash balance of $93.4M as of Dec. 31, 2011

SUCAMPO PHARMACEUTICALS, INC.

The 15-PGDH Converts Naturally-Occurring Prostaglandins to Prostones with Novel Mechanism of Action



Prostaglandins
15-PGDH
Prostones
Regulates cellular activities in inflammatory responses
Pro-inflammatory[1]
Vasoconstriction[2]
Promotes cell death[3]
↑ Vasopermeability[4]
Promotes cellular activities leading to tissue regeneration and repair
Anti-Inflammatory[5]
Vasodilation[5]
Stops cell death[5]
↓ Vasopermeability[5]
Repair epithelial barrier[5]
Tissue and Organ Damage
Tissue Restoration/Epithelial Repair
Injury or Disease
Return to Health

Source: See 1-5 in References

SUCAMPO PHARMACEUTICALS, INC.

Chronic Constipation and IBS-C in the US are Large Markets with Unmet Medical Needs

Constipation Market
12-19% of population, 37-59M[6]

Chronic Idiopathic Constipation

IBS Market
14.1% of population, 43M[7]

IBS-C 14M[8]

→

Chronic Constipation and IBS-C Seeking Care Population 10M[9,10]

→

Current Annual Prescription and OTC Market: 245M Units[11]

Source: See 6-11 in References

Constipation Symptoms: Physician vs. Patient Perception


Patient Descriptions
100
0
Patients (%)
81
72
54
39
37
36
28
Physicians think: <3 BM per Week
Straining
Hard or Lumpy Stools
Incomplete Emptying
Stool Cannot Be Passed
Abdominal Fullness or Bloating
<3 BM per Week
Need to Press on Anus

Patients with Constipation Have a Broad Set of Complaints

Source: See 12 in References

SUCAMPO PHARMACEUTICALS, INC.

Patients' Reasons for Treatment Dissatisfaction



100
0
Reason for Dissatisfaction (%)
OTC Laxatives (n=146)
Prescription Laxatives (n=42)
Fiber (n=268)
44
50
50
60
50
66
71
75
79
67
52
80
Ineffective Relief of Constipation
Ineffective Relief of Multiple Symptoms
Lack of Predictability
Ineffective Relief of Bloating

557 patients surveyed; 47% not completely satisfied with their treatment relief therapy

Laxatives are approved for occasional constipation not IBS-C

OTC laxative users have unmet needs: abdominal discomfort/bloating and pain

Source: See 13 in References

ACG* Evidence Based Review of IBS- 2009
AMITIZA 1B-Highest Grade; Laxatives 2C –Worst Grade

- Recommendations were graded using a formalized system that quantifies the strength of evidence
  - Each recommendation was classified as strong (grade 1) or weak (grade 2);
  - The strength of evidence classified as strong (level A), moderate (level B), or weak (level C)
  - Highest ranking 1A and lowest ranking 2C
- Effectiveness of dietary fiber, bulking agents, and laxatives in the management of irritable bowel syndrome: **Grade 2C**
  - No placebo-controlled, randomized study of laxatives in IBS published
  - No effect on pain intensity
- Effectiveness of the CIC-2 chloride channel activators in management of IBS-C: **highest score given to a marketed product**

Source: See 14 in References

AMITIZA Mechanism of Action
ClC-2 Ion Channel Activation



Intracellular
Extracellular
Intracellular
ClC-2 Channel
ClC-2 Channel
prostone
prostone
Cl⁻
Tight Junction
Occludin

- The ClC-2 chloride channel allows chloride to flow out of cells, promoting fluid secretion within different organ systems
- Chloride movement through the channel also helps to maintain, enhance and repair tight junctions
- Mucosal Barrier can be damaged by disease or injury leading to severe systemic problems.
- AMITIZA can help restore tight junctions by binding and activating ClC-2 channels, allowing chloride to flow out of the cell

SUCAMPO PHARMACEUTICALS, INC.

AMITIZA Phase 3 Trial Results in CIC: Highly Statistically Significant Results in SBM Frequency



24 µg Lubiprostone BID
Placebo
Bowel movements per week
7
6
5
4
3
2
1
0
P=.0001
P=.0017
P=.0002
P=.0002
Intent-to-treat population
Baseline
Week 1
Week 2
Week 3
Week 4

Primary Endpoint: Average SBMs go from 1.5/Week to 5/Week

Normal SBMs/week range from >3 to >8, but most patients consider 5 SBMs/week as "normal"

Source: See 15-16 in References

SUCAMPO PHARMACEUTICALS, INC.

AMITIZA: Demonstrated Rapid Relief in Majority of CIC Patients



Responders %
100
80
60
40
20
0
Placebo
AMITIZA 24mcg BID
37%
57%*
32%
63%†
n=122
n=120
n=116
n=116
Phase 3-1
Phase 3-2

Rapid relief defined as onset within 24 hours
*P<0.01 vs placebo. †P<0.001 vs placebo.

Source: See 17 in References

AMITIZA for Chronic Idiopathic Constipation



Symptom Score at week 4 (mean)
3
0
IMPROVEMENT
2.5
1.81
***
2.09
1.5
***
2.52
1.94
***
Stool Consistency
Straining
Constipation Severity
Placebo (n=122)
Lubiprostone 24 mcg bid (n=120)

Straining:	Consistency:
0=absent	0=very loose
1=mild	1=loose
2=moderate	2=normal
3=severe	3=hard
4=very severe	4=very hard

***p≤ 0.0003 vs placebo

Stool consistency, straining and constipation severity improved significantly with lubiprostone vs placebo throughout the 4 weeks

Source: See 18 in References

AMITIZA IBS-C Study Design "Rigorous 7 Point Scale"

- Balanced 7-point Likert scale
  - Demonstrates overall symptom relief
  - More restrictive definition than other global outcome measures
- "How would you rate your relief of IBS symptoms (abdominal discomfort/pain, bowel habits, and other IBS symptoms) over the past week compared to how you felt before entering the study?"

Significantly relieved	No Change	A little bit worse
Moderately relieved		Moderately worse
A little bit relieved		Significantly worse

- Monthly Responder – subject reported a symptom rating of at least "moderately" relieved or greater for 4 of 4 weeks within a month or "significantly relieved" for at least 2 of 4 weeks within a month.

SUCAMPO PHARMACEUTICALS, INC.

AMITIZA IBS-C Monthly Responder Rate
Patients Continued to Improve



Month 1
Month 2
Month 3
25%
20%
15%
10%
5%
0%
Response Rate
P=0.078
P=0.003
P=0.003
Placebo
Lubiprostone
Pooled ITT
Population

- 4/4 weeks with ≥ "moderately relieved" OR
- ≥ 2/4 weeks with "significantly relieved"
- Not meeting any restriction criteria

Source: See 19 in References

SUCAMPO PHARMACEUTICALS, INC.

AMITIZA for IBS-C: Safe and Well Tolerated Over 9-13 Months with Initial Results Maintained Throughout Study


Long-term Monthly Response
Response Rate
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1
2
3
4
5
6
7
8
9
10
11
12
13
Months

- AMITIZA provided long-term moderate and significant response
- AMITIZA provided response for up to 1 year
- **Early improvement in monthly responder** rates were maintained, even when accounting for dropout

Source: See 19 in References

SUCAMPO PHARMACEUTICALS, INC.

Chronic Constipation is a Serious Disease; OTC Laxatives Disrupt Electrolytes

- Women's Health Initiative evaluated constipation and measured cardiovascular outcomes
- Analysis of 73,047 women found that constipation was associated with increased age, smoking, diabetes, family history of myocardial infarction, hypertension and obesity
- Women with severe constipation had more cardiovascular events than women without constipation

Constipation level reported	Severe	Moderate	None
Cardiovascular events / 1000 person years	19.1	14.2	9.6

- OTC laxatives disrupt whole-body electrolytes because water is drawn into the lumen without accompanying electrolytes[21]

SUCAMPO PHARMACEUTICALS, INC.

Source: See 20-21 in References

Opioid Induced Bowel Dysfunction (OBD) Is a Condition Affecting >10M People in US and EU - Unmet Medical Need

Leading Adverse Event of Chronic Opioid Use

>250M opioid Rxs in US and >80M opioid Rxs in Europe

Constipation is a Dose Dependent Adverse Event of Opioids

Up to 80% of patients are constipated from opioid use

Affects >10M patients in US and EU

In many European countries opioids are highly regulated and primarily used in cancer patients with chronic pain

Source: See 22-31 in References

OBD is a Severe Form of Constipation with No Approved Orally Administered Medicine

"There have been no randomized controlled trials (RTCs) on any laxatives that have evaluated laxation response rate, patient tolerability and acceptability." *Cochrane Collaboration*[32]

Baseline Characteristics (Study 631)

Characteristic	Severity Level
SBM per Week	1.4
Stool Consistency	3.0
Straining	2.7
Abdominal Discomfort	2.2
Constipation Severity	2.3

Baseline Criteria

	0	1	2	3	4
Stool Consistency	Very Loose	Loose	Normal	Hard	Very Hard
Straining/ Abdominal Discomfort/ Constipation Severity	Absent	Mild	Moderate	Severe	Very Severe

SUCAMPO PHARMACEUTICALS, INC.

Source: See 5&32 in References

AMITIZA: Expansion Strategy Well Underway; Results of Third Phase 3 Trial in OBD

- Third Phase 3 Trial (OBD1033) design:
  - Primary endpoint: Overall SBM response rate in non-cancer, non-methadone pain patients
  - Randomized and treated ~440 patients in a placebo-controlled, multi-center trial
  - Almost the same protocol as used in the previous phase 3 trial (OBD0631) reported at DDW 2010, except for FDA-requested new primary endpoint and exclusion of patients on methadone.
  - One 24-mcg gel capsule of lubiprostone or placebo twice each day, over 12 weeks

Met Primary Endpoint of at least 9 weeks with $\geq$ 3 SBMs/week
and on all non-missing treatment weeks having $\geq$ 1 SBM over baseline, p=0.035
Aim to File sNDA in mid-year 2012

- Data to be presented at DDW 2012 and submitted to a peer-reviewed publication

Source: See 33 in References

SUCAMPO PHARMACEUTICALS, INC.

Multi-Symptom Relief Delivers Overall Treatment Effectiveness (p=0.0009) in Study 631[34]

Patients treated with lubiprostone improve from Moderate/Severe with hard stools at Baseline to Mild/Moderate with normal stools on treatment



Straining
Stool Consistency
Constipation Severity
Abdominal Discomfort
Abdominal Bloating
Mean Change from Baseline
0
-0.2
-0.4
-0.6
-0.8
-1
-1.2
P Value = <0.0001
P Value = <0.0001
P Value = 0.0006
P Value = 0.02
P Value = 0.16
Placebo
Lubiprostone

All symptoms rated on a 5 point scale

Source: See 34 in References

AMITIZA Common Treatment-Related Adverse Events in OBD Patients in Study '631[34]

Adverse Event	Study 0631		Study 1033	
	Placebo (N=218)	Lubiprostone (N=221)	Placebo (n=220)	Lubiprostone (n=219)
Nausea	11 (5.0%)	32 (14.5%)	6 (2.7%)	18 (8.2%)
Diarrhea	3 (1.4%)	15 (6.8%)	3 (1.4%)	21 (9.6%)
Abdominal Distension	5 (2.3%)	16 (7.2%)	2 (0.9%)	2 (0.9%)
Abdominal Pain	1 (0.5%)	7 (3.2%)	0 (0.0%)	12 (5.5%)

- No lubiprostone-related SAEs occurred in either study
- For study OBD1033:
  - Overall rate of nausea was higher for placebo vs lubiprostone (5.0 vs 4.1%)
  - Majority (91.7%) of lubiprostone patients reporting diarrhea rated events as mild to moderate in severity
  - More placebo subjects reported severe nausea than lubiprostone group (1.4 vs 0.9%)

Source: See 33-34 in References

Terms of Sucampo's AMITIZA Agreement with Takeda

- Takeda shall exert best efforts to promote, market, and sell AMITIZA and to maximize net sales revenue in the US and Canada
- Sucampo's tiered royalty rate: 18% to 26% of annual net sales
- Sucampo earned $20M in upfront and $130M in development milestone payments, as of Dec. 31, 2011
- We are disappointed by our partner's performance
- Arbitration hearing was held in December 2011; expect decision by April 30, 2012 but it is not known how long thereafter the arbitration proceedings will conclude

RESCULA® (unoprostone isopropyl)

Indication: FDA approved for the lowering of intraocular pressure (IOP) in open-angle glaucoma and ocular hypertension in patients who are intolerant of or insufficiently responsive to other IOP-lowering medications

Global status:

- Updating US label via sNDA;
- Conducting trials to drive label expansion - dry AMD;
- Seeking re-approvals in EU and Switzerland
- Conducting reformulation trials

Patent Life (registered formulated drug product patent): US coverage extends to 2018

US Glaucoma Market Overview

- **On the surface, large, mature "satisfied" Rx market**
  - 2.5M patients[35], 19.2M TRxs, 67% of the market is generic[36]
  - IOP is associated with slowing the progression of visual field degeneration
  - Limited new products vs. reformulations
- **In reality, unsatisfied patients**
  - IOP improvement does not guarantee visual field maintenance
  - Compliance and adherence are unmet needs
    - 50% of new patients drop off therapy within one year of initiation
  - Prostaglandins are inflammatory agents which depolarize cell membranes
    - #1 reason for discontinuation of prostaglandins is hyperemia[37]

Source: See 35-39 in References

Current AAO/AOA Treatment Guidelines

- **AAO Guidelines[40] for treatment of POAG:**
  - *To identify and treat POAG and to preserve visual function while minimizing adverse effects of therapy, thereby enhancing the patient's health and quality of life.*
    - "The ophthalmologist should consider the balance between side effects and effectiveness in choosing a regimen of maximal effectiveness and tolerance to achieve the desired IOP reduction for each patient."
  - **The goals of managing patients with POAG are to achieve the following:**
    - Stable visual fields
    - Stable optic nerve/retinal nerve fiber layer status
    - Controlled IOP in the target pressure range
    - Maintenance of quality of life
- **Objective of AOA Guidelines[41]:**
  - *To provide the patient with their individualized target pressure, with the understanding that multiple treatments may be necessary as glaucoma is a progressive degenerative disease*

Source: See 40-41 in References

BK Channel Activation
Unoprostone Isopropyl Mechanism of Action



Extracellular
1
Ca++
3
K+
Voltage Gated Calcium Channel
BK_{Ca} Channel
Binding Site
Phospholipid bilayer
OR
2
Prostone
Intracellular

- Voltage-gated BK-type potassium channels can change a cell's net internal charge, and thus it's behavior.
- When the calcium channel opens, calcium flows into and out of the cell, changing the cell's net internal charge to positive, or depolarized.
- Once calcium accumulates in the cell, it binds to and activates the BK channel, allowing potassium to flow out and re-setting the cell's negative charge.
- Prostones, like RESCULA, can bind to and activate the BK channel in the absence of calcium resulting in the hyperpolarization of the cell membrane and reducing the activation of the voltage-gated calcium channel.

SUCAMPO PHARMACEUTICALS, INC.

Source: See 42-56 in References

RESCULA: High Dose Achieved Primary Endpoint in Phase 2a Retinitis Pigmentosa Study



MP-1 central 2 degrees
Change in mean retinal sensitivity threshold - Group Variations -
Placebo
1-drop group
2-drop group
Change in mean retinal sensitivity (dB)
2
1.5
1
0.5
0
-0.5
0W
4W
8W
16W
24W

The 2-drop group met the primary endpoint (p=0.018) of change from baseline in retinal sensitivity threshold in the central 2 degrees, as measured by Microperimeter-1.

Source: See 57 in References

Proprietary Platform Technology: Prostones Work As Potassium and Chloride Channel Activators

Potassium channels activation

Produces

- Hyperpolarisation
- Cell Protection

Chloride channels activation

Promotes

- Fluid Secretion
- Tight Junction

<u>BK Channel Stimulators (unoprostone isopropyl)</u>

- Down-regulate inflammation, hypoxia and edema
- Block pro-apoptotic and excito-toxic effects
- Block the vasoconstrictive and pro-inflammatory effects of endothelin in the microvasculature
- Demonstrate neuroprotective effects in preclinical ophthalmology models (light-induced injury)
- Demonstrate dose-dependent neuroprotective effects in clinical studies in glaucoma and retinitis pigmentosa

<u>ClC-2 Channel Stimulators (lubiprostone and cobiprostone)</u>

- Restore endothelial and epithelial barrier functions
- Stimulate wound repair
- Restore tight junction, restore membrane integrity and normal trans-membrane resistance
- Restore normal fluid circulation and modulate fluid transit across cell membranes

SUCAMPO PHARMACEUTICALS, INC.

Deep and Validated Clinical Pipeline

Clinical Focus	Stage of Development					
Lead Compound	**Discovery**	**Pre-Clinical**	**Phase 1**	**Phase 2**	**Phase 3**	**Filed**
lubiprostone						
Chronic Idiopathic Constipation (CIC)						(Switzerland + UK)
(CIC)						(Japan)
Opioid-induced Bowel Dysfunction (OBD) in chronic pain patients without cancer					(U.S. and E.U.)	
OBD in cancer pain patients						
Inflammatory Bowel Disease (IBD)						
unoprostone isopropyl						
Lowering IOP in glaucoma and ocular hypertension patients intolerant of or insufficiently responsive to other IOP-lowering medications						(U.S.)
						(E.U.)
Dry Age-related Macular Degeneration (Dry AMD)						
Retinitis Pigmentosa (RP) conducted by RTU						
cobiprostone						
Prevention of NSAID-Induced Ulcers						
Chronic Obstructive Pulmonary Disease (COPD)						
IBD						
Oral Mucositis in cancer patients						
SPI-017						
Spinal stenosis (pain management)						
SPI-3608						
Spinal stenosis (pain management)						

Key Financials

(In millions, except per share data)	2010*	2011* (9 months)
Product Royalty Revenue	$40.3	$41.5
R&D Revenue*	$16.5	$9.2
Total Revenue	$61.9	$54.8
Net Income/(Loss)	($2.7)	($17.3)
Earnings Per Share (diluted)	($0.07)	($0.41)
Cash, Restricted Cash and Investments	$123.9**	$93.4***

* Results for 2010 and 2011 are consolidated to reflect the acquisition of Sucampo AG in Dec 2010

** At Dec. 31, 2010, Sucampo had $44.4 million in long-term debt and $19.5 million in short-term debt

*** At Dec. 31, 2011, Sucampo had $39.2 million in long-term debt and $20.4 million in short-term debt

SUCAMPO PHARMACEUTICALS, INC.

Key Value Drivers in 2012

AMITIZA

- US
  - File OBD sNDA mid-year 2012; request priority review
  - Anticipate decision in Takeda arbitration by April 30, 2012
- Switzerland
  - Limited marketing commenced, pricing negotiations continue
- Japan
  - Expect Japanese regulatory approval decision in June 2012, and pricing decision in 3Q12, launch in 4Q12 (CIC patient population in Japan: >25M)
- EU
  - Expect approval of MAA in UK for CIC in 3Q12, to be followed by mutual recognition procedure for EU; approval will trigger filing of OBD MAA in UK and Switzerland

RESCULA

- Expect data from exploratory trial in dry AMD patients
- US: Anticipate approval of sNDA for glaucoma indication in US (updated MOA)
- EUROPE: Re-approval filings in EU and Switzerland

SUCAMPO
PHARMACEUTICALS, INC.

Appendix

Patents: Lubiprostone and Unoprostone

	US	EU	Japan
Lubiprostone	US5284858 expires Jul. 2014	EP1220849 expires Oct. 2020	JP 4332316 expires Oct. 2020
	US6583174 and US7417067 expire Oct. 2020	EP1426361 expires Oct. 2020	
	US8026393 expires Oct. 2022		
	US8071613 expires Sept. 2020		
Unoprostone	US5221763 expires Jul. 2012	EP289349 expires Apr. 2013	Unoprostone isopropyl's commercial rights in Japan are held by another company
	US6770675 expires Nov. 2018	EP969846 expires Mar. 2018	

Additional patents covering formulation, use and manufacturing for lubiprostone have been issued in the US, EU and Japan and provide coverage until 2021 or 2029.

Patent term extensions, of up to 5 years, are available for lubiprostone in EU and Japan upon receipt of marketing approvals there.

SUCAMPO PHARMACEUTICALS, INC.

Net Sales of AMITIZA Since Launch in April 2006


$23
$155
$193
$209
$220
$226.0
2006
2007
2008
2009
2010
2011

$1.0B to date in net sales of AMITIZA on a product projected to sell $800M/year by 2012 in an IBS-C/CIC market to be shared with Zelnorm selling at $1.2-1.8B/year

SUCAMPO PHARMACEUTICALS, INC.

AMITIZA Net Sales of $220M in US (2010)

- Only FDA approved prescription product currently in the market for CIC (2006) and IBS-C (2008)
- Over 5M prescriptions filled since 2006 with a favorable post-marketing safety profile

AMITIZA product profile was better than Zelnorm's

	Zelnorm	AMITIZA
Peak US annual TRxs	3.1M (year 4)	1.2M (year 6)
Year 3 length of therapy (IMS)	132 days	156 days
Launch year audited details (IMS)	477,000	164, 000
Commitment to DTC advertising	Yes	No
Unique MOA vs. OTC laxatives	Yes	Yes
Successfully differentiated unique MOA	Yes	No

SUCAMPO PHARMACEUTICALS, INC.

RESCULA: Exploring Potential with Phase 2a Study in Dry AMD

- **Purpose:**
  - To study choroidal blood flow following administration of unoprostone isopropyl vs. placebo
- **Design:**
  - A single-center, double-masked, randomized, placebo-controlled, cross-over design study in 28 dry AMD patients
  - Administer two doses (Day 1 and 8); 14 day follow-up period
  - Choroidal blood flow measured by laser doppler flowmetery
- **Study initiated in May 2011**, expecting results in 2Q12

AMITIZA Maintains Electrolyte Balance – Results in CIC Patients

Proper electrolyte balance is essential for muscle coordination, heart function, fluid absorption and excretion, nerve function, and concentration.

	n	Baseline	Week 24	Week 48	Significant Change?
Sodium, mEq/L	873	141.0	140.0	139.0	No
Potassium, mEq/L	873	4.2	4.1	4.1	No
Chloride, mEq/L	873	103.0	103.0	103.0	No
Calcium, mg/dL	873	9.7	9.7	9.7	No
Magnesium, mEq/L	872	1.7	1.7	1.7	No
Phosphorus, mg/dL	**872**	**3.6**	**3.6**	**3.6**	**No**

Source: See 58 in References

AMITIZA Nausea Side Effects Are Mild and Transient

CIC Phase 3 Data

Phase 3 Open-label Studies ≥ 65 Years


Mild
9.8%
Moderate
5.7%
Severe 3.2%
No
nausea
81.2%
Nausea
Events* 18.7%

Phase 3 Open-label Studies ≥ 18 Years


Mild
13.9%
Moderate
10%
Severe 3.2%
No
nausea
72.9%
Nausea
Events* 27.1%

- Incidence of treatment-associated nausea across all studies
  - 18% for all patients ≥ 65 years of age
  - 29% for all patients ≥ 18 years of age

***Includes all nausea events (treatment-associated or not)**

Source: See 5&59 in References

SUCAMPO PHARMACEUTICALS, INC.

Nausea rates in trials of high-dose AMITIZA, taken with food, in CIC patients

Study	CIC 4 week safety studies - 24mcg twice a day (2 studies)	CIC 4 week safety studies - 24mcg twice a day (2 studies)	CIC 48 Week safety study - 24mcg twice a day[60]
# of patients	240	239	248
Treatment	Placebo	Lubiprostone	Lubiprostone
Rate of Nausea events per 1000 patient days	1.4 reports/1000 days (15 events in 10,807 patient days)	7.9 reports/1000 days (81 events in 10,278 patient days)	1.08 reports/1000 days (67 events in 62,325 patient days)
% of Nausea events reported as **Mild** i.e., noticeable, but no effect on daily activities and "**acceptable**"	53.3% (8/15)	64.2% (52/81)	58.2% (39/67)
% of Nausea events reported as **Moderate** i.e., noticeable, some effect on daily activities and "**acceptable**"	46.7% (7/15)	27.2% (22/81)	38.8%(26/67)
Total Mild/Moderate	***100.0% (15/15)***	***91.4% (74/81)***	***97.0% (65/67)***
Rate of severe Nausea events per 1000 patient days	0	0.6 reports/1000 days (6 events in 10,278 patient days)	0.03 reports/1000 days (2 events in 62,325 patient days)
% of Nausea events reported as **Severe** i.e., noticeable, major effect on daily activities and "**not acceptable**"	0%	8.6% (7/81)	3.0% (2/67)
Severe Nausea events weeks 0 to 2	0	6	2
Severe Nausea events weeks 3 to 48	0	0	0
Patients reporting an event of nausea	6.3% (15/240)	29.7% (71/239)	(21.0%) 52/248
Patients Discontinued because of Nausea in 48 Week Trial	N/A	N/A	5.2% (13/248)
Time of patient Discontinuation because of Nausea	N/A	N/A	3.6% (9/248) in weeks 0-12 1.6% (4/248) weeks13-48
Number of **Severe** patients of Nausea	0	4	2
Number of **severe** patients with concomitant medication	0	4	2
Percentage of **severe** patients with concomitant medication	0%	100.0% (4/4)	100.0% (2/2)
Percentage of nausea patients reporting only 1 event	100% (15/15)	88.7% (63/71)	75.0% (39/52)
Percentage of nausea patients reporting 2-3 events	0%	11.3% (8/71)	25.0% (13/52)
Percentage of nausea patients reporting >3 events	0%	0%	0%

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Source: See 60 in References

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